OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS - Prepayments and other non-current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Prepayments and other non-current assets
Prepaid insurance premiums	$ 172	$ 27
Other prepayments for research and development expense	4,897	3,933
Total	$ 5,069	$ 3,960